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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Kansas City, Missouri
May 17, 2001